Western Asset Global Corporate
Defined Opportunity Fund Inc.

14,000,000 Shares

Common Stock

$20.00 per share

The Fund. Western Asset Global Corporate Defined Opportunity Fund Inc. (the "Fund") is a newly organized, non-diversified, limited term, closed-end management investment company.

Investment Objectives. The Fund's primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund's net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Investment Strategies. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets (defined below) in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its Managed Assets in fixed income securities of foreign issuers organized or having a principal place of business outside the United States. In addition, the Fund may invest up to 35% of its Managed Assets in fixed income securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds"). Fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal.

No Prior Trading History.  Because the Fund is newly organized, its Common Stock has no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

(continued on the following page)

The Fund's Common Stock has been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "GDO."

Investing in the Fund's Common Stock involves certain risks. You could lose some or all of your investment. See "Risks" beginning on page 35 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$280,000,000
Sales load(2)	$0.90	$12,600,000
Estimated offering expenses(3)	$0.04	$560,000
Proceeds, after expenses, to the Fund	$19.06	$266,840,000

(notes on following page)

The underwriters expect to deliver the shares to purchasers on or about November 27, 2009.

CITI	MORGAN STANLEY	BofA MERRILL LYNCH

J.J.B. HILLIARD, W.L. LYONS, LLC		JANNEY MONTGOMERY SCOTT LLC

LADENBURG THALMANN & CO. INC.		MORGAN KEEGAN & COMPANY, INC.

RBC CAPITAL MARKETS		STIFEL NICOLAUS

Prospectus dated November 23, 2009

(notes from cover page)

(1)  The underwriters named in this Prospectus may purchase up to 1,789,262 additional shares at the public offering price, less the sales load, solely to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be approximately $315,785,240, $14,210,336, $631,570 and $300,943,334, respectively. See "Underwriting."

(2)  Legg Mason Partners Fund Advisor, LLC ("LMPFA"), the Fund's investment manager, has agreed to pay from its own assets, upfront marketing and structuring fees to Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated. These fees are not reflected under sales load in the table above. See "Underwriting—Additional Compensation to Be Paid by LMPFA."

(3)  Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $560,000, which represents $0.04 per share. After payment of such expenses, proceeds to the Fund will be $19.06 per share. LMPFA has agreed to pay (i) all of the Fund's organizational expenses, which are estimated to be $25,000, and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per share, which are estimated to be $293,700.

(continued from cover page)

Leverage. The Fund may seek to enhance the level of its current distributions to holders of Common Stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, "Borrowings"), and possibly through the issuance of preferred stock ("Preferred Stock"), in an aggregate amount of up to approximately 33 1/3% of the Fund's total assets immediately after such Borrowings and/or issuances. In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Under current market conditions, the Fund intends to utilize leverage principally through borrowing from certain financial institutions in an amount up to 20% of its Managed Assets. "Managed Assets" means the net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue Preferred Stock. See "Use of Leverage," "Description of Shares—Preferred Stock" and "Risks—Leverage Risk."

For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

Manager and Subadvisers. Legg Mason Partners Fund Advisor, LLC ("LMPFA"), the Fund's investment manager, will provide administrative and management services to the Fund. As of June 30, 2009, LMPFA's total assets under management were approximately $173 billion.

Western Asset Management Company ("Western Asset"), the Fund's subadviser, will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund's Board of Directors and LMPFA. As of June 30, 2009, Western Asset and its supervised affiliates had approximately $485 billion in assets under management.

In connection with Western Asset's service to the Fund, Western Asset Management Company Pte. Ltd. in Singapore ("Western Singapore"), Western Asset Management Company Ltd. in Japan ("Western Japan") and Western Asset Management Company Limited in London ("Western Asset Limited" and, together with Western Singapore and Western Japan, the "Non-U.S. Subadvisers") will be responsible, generally, for managing Asian (excluding Japan), Japanese, and global and non-U.S. dollar fixed income mandates, respectively.

Limited Term. The Fund will terminate on or about December 2, 2024. Upon its termination, the Fund will distribute substantially all of its net assets to stockholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20.00 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Upon termination, the final distribution of net assets may be more than, equal to or less than $20.00 per share.

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated November 23, 2009, as it may be amended (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 66 of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund and make stockholders' inquiries by calling (888) 777-0102, by writing to the Fund or visiting the Fund's website (http://www.leggmason.com/cef). The information contained in, or accessed through, the Fund's website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC's Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund's annual and semi-annual reports (when available) and other information regarding the Fund are also available on the SEC's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Fund's Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

ii

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted.

iii

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Common Stock. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information under the heading "Risks."

The Fund	Western Asset Global Corporate Defined Opportunity Fund Inc. (the "Fund") is a newly organized, non-diversified, limited term, closed-end management investment company.

The Offering	The Fund is offering 14,000,000 shares of common stock at $20 per share through a group of underwriters led by Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The shares of common stock are called "Common Stock" in the rest of this Prospectus. You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has given the underwriters an option to purchase up to 1,789,262 additional shares of Common Stock solely to cover overallotments, if any. See "Underwriting."

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

• a closed-end fund with a limited term structure that will invest primarily in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities;

• potential diversification of their overall investment portfolio; and

• professional selection and active management by Western Asset Management Company ("Western Asset").

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), the Fund's investment manager, and Western Asset, the Fund's subadviser, believe that current market conditions have created an opportunity to invest in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities at attractive prices. Additionally, LMPFA and Western Asset believe that the Fund's limited term, closed-end structure allows investors to take advantage of the current distressed markets by purchasing a managed portfolio of U.S. and foreign corporate fixed income securities at discounted market valuations, without the diminution of value that could occur in an open-end structure. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The Fund's limited term structure may also mitigate trading discount concerns for long-term investors because the Fund intends to terminate and distribute substantially all its net assets to stockholders on or about December 2, 2024.

Investment Objectives	The Fund's primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund's net assets to stockholders on or about December 2, 2024.

As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. See "The Fund's Investments."

Investment Strategies	The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets (defined below) in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. "Fixed income securities" include bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, convertible securities, senior secured floating rate and fixed rate loans or debt ("Senior Loans"), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt ("Second Lien Loans"), loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances. Corporate securities are those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities, and do not include securities issued by governments, agencies or supranational entities. Certain fixed income instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund's exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of U.S. or foreign corporate fixed income securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund's policy to invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities.

The Fund's investments may be denominated in U.S. dollars or in foreign currencies. Under normal market conditions, the Fund will invest at least 40% of its Managed Assets in fixed income securities of foreign issuers organized or having a principal place of business outside of the United States, including in emerging market countries. A "foreign issuer" is a company, government or agency which is organized or has a principal place of business outside of the United States. Western Asset will select securities from a diverse selection of countries around the world, focusing on high real yields, pricing inefficiencies and improving credit conditions that offer income opportunities. The Fund has no present intention to invest a significant portion of its Managed Assets in a specific geographical region.

The Fund may invest up to 35% of its Managed Assets in fixed income securities of below investment grade quality. Below investment grade fixed income securities are rated below "BBB-" by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch Ratings, Inc. ("Fitch"), below "Baa3" by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as "high-yield" or "junk" bonds and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

While the Common Stock issued by the Fund will not be rated by an NRSRO, it is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's, or comparable quality as determined by Western Asset. The Fund will not include derivative instruments for the purpose of calculating the dollar-weighted average credit quality of the Fund's portfolio holdings.

The Fund may invest up to 20% of its Managed Assets in mortgage-backed and asset-backed securities.

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are considered illiquid. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities. See "Risks—Liquidity Risk."

In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities and durations offered by fixed income securities and may adjust the average maturity or duration of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, Western Asset may manage the Fund's assets in a manner that causes the dollar weighted average maturity of its assets to shorten and/or increase the percentage of cash or cash equivalents in the Fund's portfolio.

Western Asset employs an actively managed investment approach which utilizes the expertise of its large and experienced team of credit analysts, risk analysts and portfolio managers. Western Asset believes that the ability to integrate superior fundamental credit research with relative value analysis will drive performance in the Fund's credit portfolio. Western Asset will regularly monitor and make allocation decisions among issuers of various regions, countries and credit qualities in order to achieve the Fund's investment objectives. A team of investment professionals at Western Asset will have daily responsibility for the management of the portfolio and for the implementation of the investment process.

Western Asset will buy and sell securities for the Fund's portfolio to seek to provide current income during the Fund's fifteen-year term and will select securities constituting a portfolio that Western Asset believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding fixed income securities permitted by its investment policies if Western Asset determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will be a secondary consideration in the selection of securities.

Western Asset may allocate and reallocate the Fund's assets from time to time based on its analysis of economic and market conditions and the relative returns and risks then represented by each type of security. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. During such periods, the Fund may invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; investment grade fixed income securities; investment grade commercial paper; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See "The Fund's Investments—Temporary Defensive Strategies" and "Risks—Temporary Defensive Strategies Risk" in this Prospectus and "Investment Policies and Techniques" in the SAI.

Leverage	The Fund may use leverage through borrowing, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, "Borrowings"), and possibly through the issuance of Preferred Stock ("Preferred Stock"), in an aggregate amount of up to approximately 33 1/3% of the Fund's total assets immediately after such Borrowings and/or issuances. In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. The Fund may not use leverage at all times, and the amount of leverage may vary depending upon a number of factors, including LMPFA's and Western Asset's outlook for the market and the costs that the Fund would incur as a result of such leverage. Under current market conditions, the Fund intends to utilize leverage principally through borrowing from certain financial institutions in an amount up to 20% of its Managed Assets. Currently, the Fund has no intention to issue Preferred Stock. As used throughout this Prospectus, "Managed Assets" means the net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding.

Borrowings (and any Preferred Stock) will have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) will leverage your investment in Common Stock. Holders of Common Stock ("Common Stockholders") will bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders will bear the offering costs of the Preferred Stock issuance. The Board of Directors of the Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, Western Asset and the Non-U.S. Subadvisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA, Western Asset and the Non-U.S. Subadvisers may have a financial incentive to increase the Fund's use of leverage. See "Use of Leverage" and "Risks—Leverage Risk."

Derivatives	Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund's exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of U.S. or foreign corporate fixed income securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund's policy to invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities. The Fund may sell certain equities or fixed income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes.

Certain portfolio management techniques, such as writing credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities for the purposes of the Investment Company Act of 1940, as amended (the "1940 Act") unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. Although under no obligation to do so, Western Asset intends to cover the Fund's commitment with respect to such techniques should the Fund enter into or engage in one or more of such management techniques. To the extent the Fund covers its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See "The Fund's Investments—Portfolio Composition—Derivatives" and "Risks—Derivatives Risk."

Limited Term	Absent stockholder approval to shorten or extend the life of the Fund, the Fund's Articles of Incorporation ("Articles") provide the Fund will terminate its existence on December 2, 2024, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund has not liquidated and wound up its business and affairs by the close of business on December 2, 2024, the Directors shall become trustees of the Fund's assets for purposes of liquidation.

Upon its termination, the Fund will distribute substantially all of its net assets to stockholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20 per share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20 per share. The Fund expects to complete its final distribution on or about December 2, 2024, but the liquidation process could be extended depending on market conditions at that time.

Prior to such termination, the Board of Directors will consider whether it is in the best interests of stockholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about December 2, 2024 would not be in the best interests of stockholders, the Board of Directors will present an appropriate amendment to the Articles at a regular or special meeting of stockholders. The Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by stockholders (including Preferred Stockholders, if any) or (ii) the affirmative vote of 75% of the Continuing Directors (as defined in the Articles) and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders (including Preferred Stockholders, if any). Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024 (regardless of any change in state law affecting the ability of the Board of Directors to amend the Articles). See "Certain Provisions in the Articles of Incorporation and By-Laws" and "Risks—Limited Term Risk."

Distributions	The Fund intends to distribute its net investment income on a monthly basis and to distribute annually any realized capital gains. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

An affiliate of LMPFA has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of LMPFA and Western Asset, adopt a managed distribution policy in the future. See "Distributions—Managed Distribution Policy."

Manager	LMPFA will be the Fund's investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. ("Legg Mason"), is a registered investment adviser and will be responsible for administrative and management services to the Fund. As of June 30, 2009, LMPFA's total assets under management were approximately $173 billion. Legg Mason is a global asset management firm. As of June 30, 2009, Legg Mason's asset management operation had aggregate assets under management of approximately $657 billion.

LMPFA will receive an annual fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily Managed Assets.

The Fund will pay all of its offering expenses up to and including $0.04 per share of Common Stock. The Fund's management fees and other expenses are borne by the stockholders. LMPFA has agreed to pay (i) all of the Fund's organizational expenses, which are estimated to be $25,000, and (ii) the Fund's offering expenses (other than sales load) in excess of $0.04 per share. See "Summary of Fund Expenses" and "Management of the Fund."

Subadviser	Western Asset will be the Fund's subadviser. Western Asset, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund's Board and LMPFA. As of June 30, 2009, Western Asset, and its supervised affiliates, had approximately $485 billion in assets under management.

Western Asset will receive an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to 70% of the management fee paid to LMPFA. No advisory fee will be paid by the Fund directly to Western Asset. See "Management of the Fund."

Non-U.S. Subadvisers	In connection with Western Asset's service to the Fund, Western Asset Management Company Pte. Ltd. in Singapore ("Western Singapore"), Western Asset Management Company Ltd. in Japan ("Western Japan") and Western Asset Management Company Limited in London ("Western Asset Limited" and, together with Western Singapore and Western Japan, the "Non-U.S. Subadvisers") will provide certain sub-advisory services to the Fund pursuant to sub-advisory agreements with each of Western Singapore, Western Japan and Western Asset Limited (collectively, the "Non-U.S. Sub-Advisory Agreements").

Western Singapore, Western Japan and Western Asset Limited are generally responsible for managing Asian (excluding Japan), Japanese, and global and non-U.S. dollar fixed income mandates, respectively.

Western Asset will pay each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited will receive a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund's daily Managed Assets that Western Asset allocates to each such Non-U.S. Subadviser to manage. See "Management of the Fund."

Listing and Symbol	The Fund's Common Stock has been approved for listing on the New York Stock Exchange (the "NYSE"), subject to notice of issuance. The trading or "ticker" symbol is "GDO."

Custodian and Transfer Agent	State Street Bank and Trust Company LLC will serve as custodian of the Fund's assets. American Stock Transfer & Trust Company LLC will serve as the Fund's transfer agent. See "Custodian and Transfer Agent."

Selected Risk Considerations	An investment in the Fund's Common Stock involves various material risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under "Risks" before purchasing our Common Stock in this offering.

No History of Operations. The Fund is a newly organized, non-diversified, limited term, closed-end management investment company with no history of operations or public trading. See "Risks—No History of Operations."

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in the fixed income securities and other assets owned by the Fund, most of which could be purchased directly. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to take advantage of current market dislocations by buying debt and other securities at depressed prices, but if such dislocations do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund's returns may be adversely affected. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See "Risks—Investment and Market Risk."

Fixed Income Securities Risk. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

• Interest Rate Risk. The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund's securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund's net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

• Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to stockholders. This is known as prepayment or "call" risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Second Lien Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Stock price or its overall return.

See "Risks—Fixed Income Securities Risk."

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund's investments. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If as a result of downgrades, the Fund's holdings of below investment grade fixed income securities rises above 35% of the Fund's Managed Assets, the Fund would, under normal circumstances, be restricted from investing in any additional below investment grade securities until the Fund otherwise reduced its holdings below the 35% cap. With respect to securities that are downgraded, Western Asset will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders. See "Risks—Credit Risk."

Below Investment Grade (High Yield or Junk Bond) Securities Risk. The Fund may invest up to 35% of its Managed Assets in fixed income securities of below investment grade quality. Fixed income securities rated below investment grade are commonly referred to as "high yield" securities or "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities rated as low as C by Moody's, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Western Asset's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear. See "Risks—Below Investment Grade (High Yield or Junk Bond) Securities Risk."

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative. See "Risks—Foreign Securities and Emerging Markets Risk."

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "Risks—Currency Risk" and "—Derivatives Risk."

Leverage Risk. Under current market conditions, the Fund intends to utilize leverage principally through borrowing from certain financial institutions in an amount up to 20% of its Managed Assets. In the future the Fund may elect to utilize leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Leverage may result in greater volatility of the net asset value and market price of the Common Stock because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Stock, if any, are borne entirely by the holders of Common Stock. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund's use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. There can be no assurance that the Fund's leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, Western Asset and the Non-U.S. Subadvisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the amount of Borrowings and any assets attributable to Preferred Stock. This means that LMPFA, Western Asset and the Non-U.S. Subadvisers may have a financial incentive to increase the Fund's use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by the holders of Common Stock. Therefore, if the market value of the Fund's portfolio declines, the Fund's use of leverage will result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. See "Risks—Leverage Risk."

Reverse Repurchase Agreements Risk. The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. See "Risks—Reverse Repurchase Agreements Risk."

Repurchase Agreements Risk. Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund's Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Western Asset. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. See "Risks—Repurchase Agreements Risk."

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See "The Fund's Investments—Portfolio Composition—Derivatives" and "Risks—Derivatives Risk" in this Prospectus and "Investment Policies and Techniques—Portfolio Composition—Derivatives" in the SAI.

Liquidity Risk. The Fund may invest up to 20% of its Managed Assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss. See "Risks—Liquidity Risk."

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds. See "Risks—Management Risk."

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Furthermore, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of Senior Loans and Second Lien Loans to finance their operations.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund's Common Stock. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted. See "Risks—Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk."

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the

Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Limited Term Risk. Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund's returns to decrease and the market price of the Common Stock to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of net assets attributable to Common Stock, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to stockholders which may be more than, equal to or less than $20 per share. In addition, other provisions of the Articles may permit the Fund (with stockholder approval) to take certain actions that could have the effect of changing the termination date, such as through merger, consolidation or liquidation. See "Certain Provisions in the Articles of Incorporation and By-Laws" and "Risks—Limited Term Risk."

Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk. To the extent the Fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund's share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities. See "Risks—Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk."

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund's net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor's purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund's Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes. See "Risks—Market Price Discount from Net Asset Value Risk."

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "Risks—Non-Diversification Risk," "—Temporary Defensive Strategies Risk" and "Tax Matters."

Anti-Takeover Provisions. The Fund's Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. See "Risks—Anti-Takeover Provisions."

Additional Risks. For additional risks relating to investments in the Fund, including "U.S. Government Debt Securities Risk," "Non-U.S. Government Debt Securities Risk," "Senior Loans Risk," "Second Lien Loans Risk," "Loan Participations and Assignment Risk," "Common Stock Risk," "Preferred Stock Risk," "Convertible Securities Risk," "Short Sales Risk," "Risk of Short Economic Exposure Through Derivatives," "Counterparty Risk," "Credit Default Swap Risk," "Structured Notes and Related Instruments Risk," "Inflation/Deflation Risk," "Risks of Futures and Options on Futures," "When-Issued and Delayed-Delivery Transactions Risk," "Portfolio Turnover Risk," "Temporary Defensive Strategies Risk," "Market Disruption and Geopolitical Risk," "Rating Agency Risk" and "Managed Distribution Risk," please see "Risks" beginning on page 35 of this Prospectus.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues approximately 14,000,000 shares of Common Stock. The table also assumes the use of leverage in the form of Borrowings in an amount equal to 20% of the Fund's Managed Assets (after their use), and shows Fund expenses as a percentage of net assets attributable to Common Stock. The "Other Expenses" shown in the table and related footnotes are based on estimated amounts.

Stockholder Transaction Expenses	Percentage of Offering Price
Sales Load	4.50%
Offering Expenses Borne by the Fund's Common Stockholders	0.20	%(1)
Offering Expenses of Borrowings Borne by the Fund's Common Stockholders	0	%(2)
Dividend Reinvestment Plan Fees	None(3)
Annual Expenses	Percentage of Net Assets Attributable to Common Stock (Assumes Borrowings are Used)
Management Fees(4)	1.00%
Interest Expense(5)	0.50%
Other Expenses(6)	0.20%
Total Annual Expenses(7)	1.70%

(1)  LMPFA has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than sales load) in excess of $0.04 per share of Common Stock. Assuming an offering of 14,000,000 shares of Common Stock for $20.00 per share, the total offering expenses are estimated to be $853,700, $560,000 of which would be borne by the Fund and $293,700 of which would be paid by LMPFA.

(2)  If the Fund utilizes leverage in the form of bank loan facilities and/or reverse repurchase agreements, then there are no offering expenses associated with their use. Although the Fund has no current intention to do so, if the Fund elects to use other forms of leverage, including the issuance of Preferred Stock, there may be offering expenses associated with such issuance, which expenses would be borne immediately by the Common Stockholders and result in a reduction of the net asset value of the Common Stock. The Fund has no present intention to issue Preferred Stock in the next 12 months.

(3)  You will pay brokerage charges if you direct the Plan Agent (defined below) to sell your Common Stock held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4)  LMPFA will receive an annual fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily Managed Assets. "Managed Assets" means the net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 20% of its Managed Assets (after their issuance). Assuming no borrowings, reverse repurchase agreements or other leverage is used, the Fund expenses would be as set forth in footnote 7 below.

(5)  Assumes (i) the Fund utilizes leverage through Borrowings in an aggregate amount of 20% of its Managed Assets and (ii) the annual interest rate on the amount borrowed is 2%.

(6)  The annual "Other Expenses" shown in the table above is based upon estimated amounts for the current fiscal year and assumes that the Fund issues approximately 14,000,000 shares of Common Stock.

(7)  The table presented below in this footnote estimates what the Fund's Total Annual Expenses would be, stated as percentages of the Fund's net assets attributable to Common Stock. Unlike the table above however, the table below assumes that no borrowings, reverse repurchase agreements or other leverage is used. This will be the case, for instance, prior to the Fund's expected entry into a bank loan facility and/or reverse repurchase agreements or the use of other leverage. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Stock (Assumes No Leverage Is Used)
Management Fees	0.80%
Other Expenses	0.20%
Total Annual Expenses	1.00%

Example

As required by the relevant SEC regulations, the following example illustrates the hypothetical expenses (including the sales load of $45 and estimated expense of this offering of $2) that you would pay on a $1,000 investment in Common Stock, assuming (i) "Total Annual Expenses" of 1.70% of net assets attributable to Common Stock in years one through ten (which assumes the Fund's use of leverage through borrowings in an aggregate amount equal to 20% of the Fund's Managed Assets) and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$63	$98	$135	$238

(1)  The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based on the assumptions in the example: one year, $57; three years, $78; five years, $100; and ten years, $164.

THE FUND

The Fund is a newly organized, non-diversified, limited term, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on September 17, 2009, pursuant to the Articles. As a newly organized entity, the Fund has no operating history. The Fund's principal executive office is located at 55 Water Street, New York, New York 10041, and its telephone number is (888) 777-0102.

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $266,840,000 ($300,943,334 if the underwriters exercise the overallotment option in full) after payment of the estimated offering expenses. The Fund will pay all of its offering expenses up to $0.04 per share of Common Stock, and LMPFA has agreed to pay (i) all of the Fund's organizational expenses, which are estimated to be $25,000, and (ii) the Fund's offering expenses (other than sales load) in excess of $0.04 per share.

The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities or high quality, short-term money market instruments.

THE FUND'S INVESTMENTS

Investment Objectives

The Fund's primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund's net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

This section provides additional information about the Fund's investments and certain portfolio management techniques the Fund may use. More information about the Fund's investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. "Fixed income securities" include bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, convertible securities, Senior Loans, Second Lien Loans, loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances. Corporate securities are those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities, and do not include securities issued by governments, agencies or supranational entities. Certain fixed income instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund's exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of U.S. or foreign corporate fixed income securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund's policy to invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities.

The Fund's investments may be denominated in U.S. dollars or in foreign currencies. Under normal market conditions, the Fund will invest at least 40% of its Managed Assets in fixed income securities of foreign issuers organized or having a principal place of business outside of the United States, including in emerging market countries. A "foreign issuer" is a company, government or agency which is organized or has a principal place of business outside of the United States. Western Asset will select securities from a diverse selection of countries around the world, focusing on high real yields, pricing inefficiencies and improving credit conditions that offer income opportunities. The Fund has no present intention to invest a significant portion of its Managed Assets in a specific geographical region.

The Fund may invest up to 35% of its Managed Assets in fixed income securities of below investment grade quality. Below investment grade fixed income securities are rated below "BBB-" by S&P or Fitch, below "Baa3" by Moody's or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as "high-yield" or "junk" bonds and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

While the Common Stock issued by the Fund will not be rated by an NRSRO, it is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's, or comparable quality as determined by Western Asset. The Fund will not include derivative instruments for the purpose of calculating the dollar-weighted average credit quality of the Fund's portfolio holdings.

The Fund may invest up to 20% of its Managed Assets in mortgage-backed and asset-backed securities.

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are considered illiquid. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody's and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. S&P, Moody's and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Western Asset does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Selection of Investments

Western Asset employs an actively managed investment approach which utilizes the expertise of its large and experienced team of credit analysts, risk analysts and portfolio managers. Western Asset believes that the ability to integrate superior fundamental credit research with relative value analysis will drive performance in the Fund's credit portfolio. Western Asset will regularly monitor and make allocation decisions among issuers of various regions, countries and credit qualities in order to achieve the Fund's investment objectives. A team of investment professionals at Western Asset will have daily responsibility for the management of the portfolio and for the implementation of the investment process.

In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities and durations offered by fixed income securities and may adjust the average maturity or duration of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, Western Asset may manage the Fund's assets in a manner that causes the dollar weighted average maturity of its assets to shorten and/or increase the percentage of cash or cash equivalents in the Fund's portfolio.

Western Asset will buy and sell securities for the Fund's portfolio to seek to provide current income during the Fund's fifteen-year term and will select securities constituting a portfolio that Western Asset believes does not involve undue risk to income or principal, considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding fixed income securities permitted by its investment policies if Western Asset determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will be a secondary consideration in the selection of securities.

Percentage Limitations

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

Segregation and Cover Requirements

Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, writing credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities under the 1940 Act unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. If the Fund utilizes these portfolio management techniques, it may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. Although under no obligation to do so, Western Asset intends to cover the Fund's commitment with respect to such techniques should the Fund enter into or engage in one or more of such management techniques. To the extent the Fund covers its commitment under such portfolio management techniques, such instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. See "Investment Policies and Techniques—Portfolio Composition—Derivatives—Use of Segregated and Other Special Accounts" in the SAI.

Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Corporate Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporate bonds are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation's performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds.

There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

Foreign (Non-U.S.) Securities and Currencies

Under normal market conditions, the Fund will invest at least 40% of its Managed Assets in fixed income securities of foreign issuers. The Fund has no present intention to invest a significant portion of its Managed Assets in a specific geographical region.

Securities of foreign issuers may include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as "Brady Bonds"; (b) debt obligations of supranational entities; (c) debt obligations and other debt securities of foreign corporate issuers; (d) debt obligations issued by foreign corporate issuers that generate significant profits from emerging market countries; and (e) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indexes.

Some foreign (non-U.S.) securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign securities may trade on days when shares of the Common Stock are not priced, net asset value can change at times when Common Stock cannot be sold.

Emerging market countries include any country which, at the time of investment, is represented in the EMBI Global or categorized by the World Bank, in its annual categorization, as middle- or low-income. There is no minimum rating criteria for the Fund's investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about foreign issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Western Asset may not be able to sell the Fund's portfolio securities in amounts and at prices it considers reasonable. The economies of foreign countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Certain of the Fund's investment in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risks—Currency Risk."

Securities Rated Below Investment Grade (High Yield or Junk Bonds)

The Fund may invest up to 35% of its Managed Assets in fixed income securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds"). These high yield securities may be rated as low as C by Moody's, CCC or lower by S&P or CC or lower by Fitch. The issuers of high yield securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices, increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity. See "Risks—Below Investment Grade (High Yield or Junk Bond) Securities Risk."

If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If as a result of downgrades, the Fund's holdings of below investment grade fixed income securities rises above 35% of the Fund's Managed Assets, the Fund would, under normal circumstances, be restricted from investing in any additional below investment grade securities until the Fund otherwise reduced its holdings below the 35% cap. With respect to securities that are downgraded, Western Asset will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders.

Government Debt Securities

The Fund may invest up to 20% of its Managed Assets in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. Emerging market debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt securities and equity securities. Western Asset will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund is not required to dispose of common stock if, due to a conversion of convertible securities into the underlying shares of common stock, less than 80% of the Fund's Managed Assets are invested in corporate fixed income securities. However, under normal circumstances, the Fund will be restricted from investing in any securities that are not U.S. and foreign corporate fixed income securities until the Fund regains such 80% threshold.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund's exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of U.S. or foreign corporate fixed income securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund's policy to invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities. The Fund may sell certain equities or fixed income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes. See "Risks—Derivatives Risk." The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The derivative transactions that the Fund may use are described below and in the SAI. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

The successful use of derivative transactions by the Fund is subject to the ability of Western Asset to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If Western Asset's expectations are not met, the Fund would be in a worse position than if a derivative transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the Fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its derivatives positions. Losses due to derivative transactions will reduce net asset value of the Fund. See "Risk Factors—Derivatives Risk."

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Tax Matters."

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps

The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer less a benchmark interest rate for a given maturity. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction.

As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate cash or assets determined to be liquid by Western Asset in accordance with procedures established by the Board of Directors, owning positions covering its obligations or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. To the extent assets are segregated, these instruments will not be considered "leverage" by the Fund for the purposes of the 1940 Act. See "The Fund's Investments—Investment Strategies—Derivatives—Use of Segregated and Other Special Accounts."

The Fund may also purchase credit default swaps for hedging or investment purposes. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate cash or assets determined to be liquid by Western Asset in accordance with procedures established by the Board of Directors, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.

The Fund may also enter into CDXs. A CDX index is an equally-weighted credit default swap index. This family of indexes is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets. Credit default swaps of individual reference entities are selected for inclusion in the indexes based on rating requirements and liquidity requirements. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the "equity tranche" as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.

Mortgage-Backed and Asset-Backed Securities

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Structured Notes and Related Instruments

The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Illiquid and Restricted Securities

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are considered illiquid. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. In the absence of readily available market quotations, a committee appointed by the Fund's Board of Directors will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represents an ownership interest in the company. Some preferred stock offers a fixed rate of return with no maturity date. Because it never matures, this type of preferred stock acts like a long-term bond and can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stock. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit

Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers' Acceptances

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Senior Loans

Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio.

The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund may also purchase, without limitation, participations in Senior Loans. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

Western Asset may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. Western Asset will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is valued using the fair value method may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Second Lien Loans

The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. See "Risks—Second Lien Loans Risk."

Common Stock

The Fund may hold common stocks which result from a corporate restructuring or stock conversion. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common Stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. If the Fund purchases securities on a when-issued or delayed delivery basis, it will segregate liquid assets, own positions covering its obligations or enter into offsetting transactions. To the extent the Fund covers its commitment under such portfolio management technique, such instrument will not be considered a senior security for the purposes of the 1940 Act. See "The Funds Investments—Investment Strategies—Segregation and Cover Requirements."

Other Investment Companies

The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the sections entitled "Risks—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset.

Temporary Defensive Strategies

At times Western Asset may judge that conditions in the markets for fixed income securities make pursuing the Fund's primary investment strategy inconsistent with the best interests of its stockholders. At such times Western Asset may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objectives.

In implementing these "defensive" strategies, the Fund may invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed income securities that Western Asset considers consistent with this strategy. It is impossible to predict if, when or for how long the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Investment Practices

Certain Interest Rate Transactions

The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay either a fixed or floating rate denominated in a particular currency. The Fund may enter into, among other things, fixed-for-floating rate swaps in the same currency, fixed-for-floating rate swaps in different currencies, floating-for-floating rate swaps in the same currency, floating-for-floating rate swaps in different currencies, or fixed-for-fixed rate swaps in different currencies. Fixed-for-floating rate swaps may involve the Fund agreeing with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. Alternatively, fixed-for-floating rate swaps may involve the Fund agreeing with the swap counterparty to pay a floating rate payment in exchange for the counterparty paying the Fund a fixed rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may enter into these transactions to hedge the value of the Fund's portfolio to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or for investment purposes.

The Fund may purchase an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. Alternatively, the Fund may sell an interest rate cap, which would require the cap counterparty to pay a premium to the Fund and would entitle the cap counterparty, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the Fund payment of the difference based on the notional amount.

The Fund may use interest rate swaps or caps for hedging or investment purposes.

Total Return Swaps

The Fund may enter into total return swaps. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying debt or equity security and a floating local short-term interest rate. The payment obligation would be based on the notional amount of the swap. The Fund may use total return swaps for hedging or investment purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Loans of Portfolio Securities

Although the Fund may lend portfolio securities, the Fund does not currently intend to engage in this practice. By lending portfolio securities, the Fund would attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent and may not be able to recover the securities at all. To the extent that, in the meantime, the value of the securities the Fund loaned has increased, the Fund could experience a loss.

The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's Managed Assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be monitored by Western Asset, and will be considered in making decisions with respect to lending securities, subject to review by the Board of Directors.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. If the Fund enters into securities lending agreements in the future, it is possible that LMPFA, Western Asset, the Non-U.S. Subadvisers or their affiliates may receive a financial benefit including a portion of such fees from such lending. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted by the Fund.

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund's investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

Portfolio Turnover

It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when Western Asset believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund's stockholders. This may lead to the realization and distribution to stockholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Limited Term

Absent stockholder approval to shorten or extend the life of the Fund, the Fund's Articles provide the Fund will terminate its existence on December 2, 2024, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund has not liquidated and wound up its business and affairs by the close of business on December 2, 2024, the Directors shall become trustees of the Fund's assets for purposes of liquidation.

Upon its termination, the Fund will distribute substantially all of its net assets to stockholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20 per share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20 per share. The Fund expects to complete its final distribution on or about December 2, 2024, but the liquidation process could be extended depending on market conditions at that time.

Prior to such termination, the Board of Directors will consider whether it is in the best interests of stockholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about December 2, 2024 would not be in the best interests of stockholders, the Board of Directors will present an appropriate amendment to the Articles at a regular or special meeting of stockholders. The Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by stockholders (including Preferred Stockholders, if any) or (ii) the affirmative vote of 75% of the Continuing Directors (as defined in the Articles) and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders (including Preferred Stockholders, if any). Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024 (regardless of any change in state law affecting the ability of the Board of Directors to amend the Articles). See "Certain Provisions in the Articles of Incorporation and By-Laws."

Fundamental Investment Policies

The Fund's investment objectives, and the investment restrictions listed in the SAI, are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Stock (or Preferred Stock, if any). A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See "Investment Restrictions" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

USE OF LEVERAGE

The Fund may use leverage through Borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities and possibly through the issuance of Preferred Stock, in an aggregate amount of up to approximately 33 1/3% of the Fund's total assets immediately after such Borrowings and/or issuances. In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including LMPFA's and Western Asset's outlook for the market and the costs that the Fund would incur as a result of such leverage. Under current market conditions, the Fund intends to utilize leverage principally through borrowings from certain financial institutions in an amount up to 20% of its Managed Assets. Any Borrowings would leverage, and have seniority over, the Common Stock. There is no assurance that the Fund's leveraging strategy will be successful.

Currently, the Fund has no intention to offer Preferred Stock, but circumstances may arise such that the Fund may choose to issue Preferred Stock. Borrowings (and any Preferred Stock) will have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) will leverage your investment in Common Stock. Holders of Common Stock will bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders will bear the offering costs of the Preferred Stock issuance. The Board of Directors of the Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

Changes in the value of the Fund's portfolio securities, including costs attributable to Borrowings or Preferred Stock, will be borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Stock to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, Western Asset and the Non-U.S. Subadvisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA, Western Asset and the Non-U.S. Subadvisers may have a financial incentive to increase the Fund's use of leverage. The holders of Common Stock will bear the costs associated with any Borrowings. If the Fund issues Preferred Stock, the holders of Common Stock will also bear the offering costs of the Preferred Stock issuance.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. There can be no assurance that the Fund's leveraging strategy will be successful.

Under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the value of the Fund's asset coverage is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund's asset coverage less all liabilities other than borrowings).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund's asset coverage less liabilities other than borrowings satisfies the above-referenced 200% coverage requirement. If Preferred Stock is issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Stock is outstanding, two of the Fund's Directors will be elected by the holders of Preferred Stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Stock and Preferred Stock voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Stock for two years, holders of Preferred Stock would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Stock.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede LMPFA, Western Asset or the Non-U.S. Subadvisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Preferred Stock, the Fund will not issue Preferred Stock.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

The table further reflects the issuance of leverage representing 20% of the Fund's capital, net of expenses, the Fund's currently projected annual dividend and interest on its leverage of 2%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(13.00)%	(6.75)%	(0.50)%	5.75%	12.00%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a newly organized, non-diversified, limited term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

No History of Operations

The Fund is a newly organized, non-diversified, limited term, closed-end management investment company with no history of operations or public trading.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in the fixed income securities and other assets owned by the Fund, most of which could be purchased directly. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to take advantage of current market dislocations by buying debt and other securities at depressed prices, but if such dislocations do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund's returns may be adversely affected. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fixed Income Securities Risk

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

•  Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

•  Interest Rate Risk. The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund's securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund's net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

•  Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to stockholders. This is known as prepayment or "call" risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Second Lien Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•  Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Stock price or its overall return.

Credit Risk

Credit risk is the risk that one or more fixed income securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund's investments. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If as a result of downgrades, the Fund's holdings of below investment grade fixed income securities rises above 35% of the Fund's Managed Assets, the Fund would, under normal circumstances, be restricted from investing in any additional below investment grade securities until the Fund otherwise reduced its holdings below the 35% cap. With respect to securities that are downgraded, Western Asset will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders.

Below Investment Grade (High Yield or Junk Bond) Securities Risk

The Fund may invest up to 35% of its Managed Assets in fixed income securities of below investment grade quality. Fixed income securities rated below investment grade are commonly referred to as "high yield" securities or "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities rated as low as C by Moody's, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Western Asset's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk

A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "—Derivatives Risk."

Leverage Risk

Under current market conditions, the Fund intends to utilize leverage principally through borrowing from certain financial institutions in an amount up to 20% of its Managed Assets. In the future the Fund may elect to utilize leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Leverage may result in greater volatility of the net asset value and market price of the Common Stock because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Stock, if any, are borne entirely by the holders of Common Stock. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund's use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. There can be no assurance that the Fund's leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, Western Asset and the Non-U.S. Subadvisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the amount of Borrowings and any assets attributable to Preferred Stock. This means that LMPFA, Western Asset and the Non-U.S. Subadvisers may have a financial incentive to increase the Fund's use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by the holders of Common Stock. Therefore, if the market value of the Fund's portfolio declines, the Fund's use of leverage will result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Reverse Repurchase Agreements Risk

The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Repurchase Agreements Risk

Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund's Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Western Asset. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Derivatives Risk

The Fund may utilize a variety of derivative instruments, such as options contracts, forward contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

Liquidity Risk

The Fund may invest up to 20% of its Managed Assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Furthermore, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of Senior Loans and Second Lien Loans to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund's Common Stock. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Limited Term Risk

Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund's returns to decrease and the market price of the Common Stock to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of net assets attributable to Common Stock, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to stockholders which may be more than, equal to or less than $20 per share. In addition, other provisions of the Articles may permit the Fund (with stockholder approval) to take certain actions that could have the effect of changing the termination date, such as through merger, consolidation or liquidation. See "Certain Provisions in the Articles of Incorporation and the By-laws."

Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk

To the extent the Fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund's share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

Market Price Discount from Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund's net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor's purchase price for the Common Stock.

Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund's Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.

Non-Diversification Risk

The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "—Temporary Defensive Strategies Risk" and "Tax Matters."

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Non-U.S. Government Debt Securities Risk

The Fund intends to invest in Non-U.S. government debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted Non-U.S. government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Senior Loans Risk

The Fund may invest in Senior Loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.

The Fund will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the

Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets. See "The Fund's Investments—Portfolio Composition—Senior Loans" and "—Second Lien Loans Risk."

Second Lien Loans Risk

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities. See "The Fund's Investments—Portfolio Composition—Second Lien Loans" and "—Liquidity Risk."

Loan Participations and Assignments Risk

The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Western Asset to be creditworthy.

Common Stock Risk

The Fund may invest in common stocks and may hold common stocks which result from a corporate restructuring or stock conversion. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock Risk

The Fund may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in "—Convertible Securities Risk."

Convertible Securities Risk

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

Short Sales Risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund's loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund's short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Risk of Short Economic Exposure Through Derivatives

The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund's loss on a short position using derivatives theoretically could be unlimited.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Default Swap Risk

The Fund may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Structured Notes and Related Instruments Risk

The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Risks of Futures and Options on Futures

The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

•  Successful use of hedging transactions depends upon Western Asset's ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

•  There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

•  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

•  There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

•  There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

When-Issued and Delayed-Delivery Transactions Risk

The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund's performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk

When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.

Anti-Takeover Provisions

The Fund's Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock. High-

yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

Rating Agency Risk

Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Managed Distribution Risk

Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund's previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the "Excess"), the Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, LMPFA, Western Asset and the Non-U.S. Subadvisers, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with Legg Mason, the parent corporation of LMPFA, Western Asset and the Non-U.S. Subadvisers. All of the Fund's executive officers hold similar offices with some or all of the other funds advised by LMPFA.

Manager

Legg Mason Partners Fund Advisor, LLC, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund's investment manager. LMPFA is a registered investment adviser and will provide administrative and management services to the Fund. As of June 30, 2009, LMPFA's total assets under management were approximately $173 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason is a global asset management firm. As of June 30, 2009, Legg Mason's asset management operation had aggregate assets under management of approximately $657 billion.

The Subadviser

Western Asset Management Company, located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the Fund's subadviser. Western Asset, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund's Board of Directors and LMPFA. As of June 30, 2009, Western Asset and its supervised affiliates had approximately $485 billion in assets under management.

However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which Western Asset acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

Non-U.S. Subadvisers

In connection with Western Asset's service to the Fund, Western Singapore, Western Japan and Western Asset Limited will provide certain sub-advisory services to the Fund pursuant to sub-advisory agreements between Western Asset and each of the Non-U.S. Advisers.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1 Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN.

Each of Western Singapore, Western Japan and Western Asset Limited is a corporation organized under the laws of Singapore, Japan and England, respectively. Each Non-U.S. Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and has irrevocably designated the Secretary of the U.S. Securities and Exchange Commission, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that the Non-U.S. Sub-Advisers will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against any Non-U.S. Sub-Adviser. Furthermore, there can be no assurance that such foreign courts would enforce, in original actions, liabilities against any Non-U.S. Subadviser predicated solely upon the federal securities laws.

The offices of Western Singapore, Western Japan and Western Asset Limited are responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed income mandates, respectively, including the related portions of Western Asset's broader portfolios, as well as servicing these relationships. They undertake investment-related activities including investment management, research and analysis and securities settlement.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund's portfolio, Western Singapore, Western Japan and Western Asset Limited will provide certain sub-advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Each of Western Singapore, Western Japan and Western Asset Limited are registered investment advisers and are affiliates of Legg Mason, LMPFA and Western Asset.

Investment Management Agreement and Sub-Advisory Agreements

Investment Management Agreement

Under the Fund's management agreement with LMPFA, subject to the supervision and direction of the Fund's Board, LMPFA is delegated the responsibility of managing the Fund's portfolio in accordance with the Fund's stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund's existence and (5) maintaining the registration and qualification of the Fund's shares under federal and (if required) state laws.

LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund's management agreement will continue in effect, unless otherwise terminated, until November 21, 2011, and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund's Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Directors of the Fund who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the "Independent Directors") with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund's management agreement provides that LMPFA may render services to others. The Fund's management agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund's Directors, or by LMPFA on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Fund's management agreement provides that neither LMPFA nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by Western Asset.

Western Asset Sub-Advisory Agreement

Western Asset provides services to the Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset. Under the sub-advisory agreement, subject to the supervision and direction of the Fund's Board and LMPFA, Western Asset will manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The sub-advisory agreement between LMPFA and Western Asset for the Fund will continue in effect, unless otherwise terminated, until November 21, 2011 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund's sub-advisory agreement without penalty, in each case on not more than 60 days' nor less than 30 days' written notice to Western Asset. Western Asset may terminate the sub-advisory agreement on 90 days' written notice to the Fund and LMPFA. LMPFA and Western Asset may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of its assignment.

Non-U.S. Sub-Advisory Agreements

Each of Western Singapore, Western Japan and Western Asset Limited provides services to the Fund pursuant to a sub-advisory agreement between themselves and Western Asset. Each Non-U.S. Sub-Advisory Agreement provides that, subject to the supervision and direction of the Fund's Board and LMPFA, each Non-U.S. Subadviser will manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the Fund.

Each sub-advisory agreement between Western Asset and Western Singapore, Western Japan and Western Asset Limited, respectively, will continue in effect, unless otherwise terminated, until November 21, 2011, and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Non-U.S. Sub-Advisory Agreements without penalty, in each case on not more than 60 days' nor less than 30 days' written notice to the Non-U.S. Subadviser. Each of Western Singapore, Western Japan and Western Asset Limited may terminate their sub-advisory agreement on 90 days' written notice to the Fund and Western Asset. Western Asset and each Non-U.S. Subadviser may terminate their respective sub-advisory agreement upon their mutual written consent. Each Non-U.S. Sub-Advisory Agreement will terminate automatically in the event its assignment.

Advisory Fees

For its services, the Fund has agreed to pay LMPFA an annual fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily Managed Assets. The Fund will pay all of its offering expenses up to and including $0.04 per share of Common Stock. LMPFA has also agreed to pay (i) all of the Fund's organizational expenses and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per share. The Fund's management fee and other expenses are borne by the stockholders.

Western Asset will receive an annual subadvisory fee from LMPFA, payable monthly, in an amount equal to 70% of the management fee paid to LMPFA. No advisory fee will be paid by the Fund directly to Western Asset.

Western Asset will pay each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited will receive a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund's daily Managed Assets related to the Fund's assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

The basis for the Board of Directors' initial approval of the Fund's investment advisory and sub-advisory agreements will be provided in the Fund's initial stockholder report. The basis for subsequent continuations of the Fund's investment advisory and sub-advisory agreements will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Subadviser Philosophy

Western Asset's objective for fixed income management is to provide clients with diversified, tightly controlled, value-oriented portfolios. Western Asset's management style emphasizes the use of multiple strategies and active corporate sector rotation and issue selection. This philosophy is implemented through uniform application of the following key strategic points:

Value investing

Value investing is Western Asset's fundamental approach. As sector rotators, Western Asset seeks out the greatest long-term value by assiduously analyzing all sectors of the fixed income market.

Multiple strategies

Western Asset employs multiple strategies, proportioned so that results do not depend on one or two opportunities, and that no single adverse market event should have an overwhelming effect. Western Asset believes this approach can add incremental value over time and can help to reduce volatility.

Integrated Team Approach

Western Asset's fixed income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. A team of investment professionals at Western Asset will have daily responsibility for the management of the portfolio and for the implementation of the investment process. The investment responsibilities of each sector group are distinct, yet results are derived from the constant interaction that unites the specialty groups into a cohesive investment management team. The sector teams are comprised of Western Asset's senior portfolio managers, research analysts, and an in-house economist who are highly skilled and experienced in all major areas of the fixed income market. They exchange views on a daily basis and meet more formally twice each month to review Western Asset's economic outlook and investment strategy. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Subadviser Investment Process

The strategic goal at Western Asset is to add value to client portfolios while adhering to a disciplined risk control process. The portfolio construction process begins with Western Asset's view regarding the global macroeconomic environment as determined by the firm's senior portfolio managers. The Fund's investment management team, who have daily responsibility for the management of the portfolio, exercise their investment discretion with the benefit of this macroeconomic viewpoint. Western Asset's investment philosophy combines traditional analysis with innovative technology applied to all sectors of the market. Western Asset believes inefficiencies exist in the fixed income markets and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are:

•  Sector Allocation

•  Issue Selection

•  Duration/Term Structure

These areas represent the primary sources of value added by Western Asset in its active fixed income management. Different investment approaches result from the relative weight attributed to each factor. Historical analyses of performance attribution indicate that sector allocation and issue selection contribute the majority of value added by Western Asset, while duration and term structure decisions account for the remainder.

Credit and Risk Analysis

Western Asset has a team of 25 dedicated credit analysts who have an average of 17 years of experience in the analysis of credit quality, and no members with less than 8 years of credit analysis experience. As such, Western Asset's credit portfolios benefit from the insights of its experienced team. The credit analysts not only conduct comprehensive fundamental credit analysis, but also provide relative value analysis.

Western Asset's research process is based on a long-term fundamental orientation that does not rely exclusively on models. Western Asset's team approach as well as the depth, understanding, and experience of the Firm's global credit research team provide a platform to execute a value approach to investing in the credit market. Western Asset believes its fundamental value approach, in combination with its robust risk analytics, will continue to provide a platform for in depth risk analysis and credit ratings.

Sector Allocation

Western Asset intends to rotate among and within sectors of the corporate credit market, continually analyze the broad economic environment to determine the potential impact on sector performance, study historical yield spreads, identify the fundamental factors that influence yield spread relationships and relate these findings to Western Asset's projections to determine attractive alternatives.

Issue Selection

Issue selection is a bottom-up process to determine mispriced or undervalued securities. Western Asset's sector teams provide an ongoing assessment of changing credit characteristics and of securities with characteristics such as (i) floating interest rates, (ii) hidden underlying assets or credit backing, (iii) securities issued in mergers and (iv) newly issued securities. Armed with these sector and issue analyses, the sector teams and portfolio manager select issues opportunistically.

Western Asset's analysts analyze investment grade and lower grade credits. Western Asset believes that authority to invest in the full range of investment grade securities, when combined with proper risk control guidelines, is a prudent exercise of fiduciary responsibility.

Duration/Term Structure

Western Asset decides on a duration target based on a comprehensive analysis of domestic and international macroeconomic factors as well as the general political environment. The underlying belief is that interest rates are primarily determined by the level and direction of inflation, and that inflation is primarily a monetary phenomenon. Western Asset weighs its views against market expectations, taking on more risk as its views diverge from the market and less risk as they converge. The consensus is not to attempt to time the market but rather to identify and stay with long-term trends.

Western Asset closely monitors shifts in the yield curve because the relationship between short, intermediate and long maturity securities is essential to constructing a long-term investment horizon.

Interest rates are constantly changing and add a level of uncertainty to fixed income investing. Western Asset seeks to manage this uncertainty by controlling term structure relative to a target portfolio and by assessing the convexity of the Fund's holdings. Convexity is a measure of the curvature of the changes in the price of a bond in relation to changes in interest rates, and is used to measure the expected change in the duration in a portfolio as interest rates change. There can be no guarantee that these measures will be successful.

An overall macroeconomic view provides the framework for portfolio construction and views on sector overweights and underweights. Individual security selection based on fundamental credit research and relative value analysis directs Western Asset's bottom-up process.

Investment Management Team

Set forth below is information regarding the team of professionals at Western Asset primarily responsible for overseeing the day-to-day operations of the Fund. Western Asset utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset's senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
S. Kenneth Leech Co-portfolio manager Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Co-portfolio manager Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset.

Keith J. Gardner Co-portfolio manager Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Co-portfolio manager Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management.

Andrew J. Belshaw Co-portfolio manager Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

Ryan K. Brist Co-portfolio manager Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007.

Dipankar Shewaram Co-portfolio manager Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund; Portfolio Manager for Western Asset Management Company Limited since 2009; Partner/Principal, Senior Portfolio Manager for Blue Bay Asset Management from 2002-2008.

Additional information about the portfolio managers' compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Legg Mason has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that Legg Mason will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of shares of Common Stock outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund's valuation policies and procedures, which were adopted by the Board, the Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Stock's net asset value is made in accordance with generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Stock's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to distribute its net investment income on a monthly basis and to distribute annually any realized capital gains. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

Managed Distribution Policy

An affiliate of LMPFA has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of LMPFA and Western Asset, adopt a managed distribution policy in the future.

Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund's previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the "Excess"), the Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.

A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder's basis in his or her shares of Common Stock. A "return of capital" merely represents a partial return of your original investment and does not represent a gain on the Fund's investments. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund's shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any such distribution exceeds the stockholder's basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. See "Tax Matters."

The Board of Directors reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the "Plan Agent"), in additional shares of Common Stock under the Fund's Dividend Reinvestment Plan (the "Plan"). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1)  If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the "determination date") is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2)  If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent's investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund's net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 877-366-6441.

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of shares of Common Stock outstanding and can reclassify any authorized but unissued shares.

The Fund's Common Stock has been approved for listing on the NYSE, subject to notice of issuance. The trading or "ticker" symbol is "GDO." The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Stock to remain listed.

Net asset value will be reduced immediately following the offering by the amount of the sales load and the offering expenses paid by the Fund up to and including $0.04 per share of Common Stock.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the stockholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.

The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund's Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares."

The Articles provide that the Fund will terminate on or about December 2, 2024. Upon its termination, the Fund will distribute substantially all of its Managed Assets to stockholders, after making appropriate provision for any liabilities of the Fund. Prior to such termination, the Board of Directors of the Fund will consider whether it is in the best interests of stockholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about December 2, 2024 would not be in the best interests of stockholders, the Board of Directors will call a special meeting of stockholders to consider an appropriate amendment to the Articles. To approve such an amendment, the Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by stockholders (including Preferred Stockholders, if any) or (ii) the affirmative vote of 75% of the Continuing Directors (as defined in the Articles) and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders (including Preferred Stockholders, if any).

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

Preferred Stock

The Articles provide that the Fund's Board of Directors may classify and issue Preferred Stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. Common Stockholders have no preemptive right to purchase any Preferred Stock that might be issued.

The Fund may elect to issue Preferred Stock as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Stock, representing up to 33 1/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Directors also reserves the right to authorize the Fund to issue Preferred Stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Stock plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Stock). However, under current conditions it is unlikely that the Fund will issue Preferred Stock given that most auctions have failed, and the auction market has been largely frozen. Although the terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions, will be set forth in the certificate of designation, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Stock may be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Stock and Preferred Stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13 (a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Articles of Incorporation and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any shares of Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Articles, holders of Preferred Stock will have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Stock. The class vote holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Fund

The terms of any Preferred Stock issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Stock; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Stock by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles. The Board of Directors, without the approval of the Common Stockholders, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, if there are three or more Directors at that time, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the outstanding Common Stock of the Fund entitled to be cast for the election of Directors.

The Fund's By-Laws provide that with respect to any annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors or brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the By-Laws, and it must be a proper subject under applicable law for stockholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors, and it must be a proper subject under applicable law for stockholder action.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since September 17, 2009, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Articles to change any of the provisions of the first paragraph under this heading, this paragraph or the following paragraph, the Articles require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)  a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii)  issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii)  sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv)  the voluntary liquidation or dissolution of the Fund or an amendment to the Articles to terminate the Fund's existence; or

(v)  unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required.

The Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year's annual meeting.

The Fund has provisions in its Articles and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•  any person who beneficially owns ten percent or more of the voting power of the corporation's shares; or

•  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•  66 2/3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Maryland law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•  one-tenth or more but less than one-third,

•  one-third or more but less than a majority, or

•  a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

The control share acquisition statute may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market but is under no obligation to do so.

TAX MATTERS

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Fund's Common Stock. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion assumes that you are a U.S. stockholder and that you hold the Common Stock as a capital asset. You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, at least 98% of its ordinary taxable income for such calendar year and at least 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

Distributions to stockholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned Common Stock of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder's basis in his or her shares of Common Stock. To the extent that the amount of any such distribution exceeds the stockholder's basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock of the Fund. Stockholders receiving distributions in the form of additional Common Stock of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares of Common Stock that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Common Stock will result in capital gain or loss to stockholders. A holder's gain or loss generally will be a long-term capital gain or loss if the Common Stock has been held for more than one year. Present law taxes both long-and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (and thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income will be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including acquisitions of Common Stock pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Fund may be subject to federal withholding tax. To the extent that Fund distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the Fund as "interest-related dividends" or "short-term capital gain dividends" are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2010. The Fund currently does not expect to designate any distributions as "interest-related dividends" or "short-term capital gain dividends."

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding at the rate of 28% on your taxable distributions and redemption proceeds. Backup withholding will not, however, be applied to payments that are subject to the 30% withholding tax applicable to stockholders who are neither citizens nor residents of the United States.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Stockholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITING

Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as the representatives of the underwriters. Subject to the terms and conditions stated in the Fund's underwriting agreement dated November 23, 2009, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Common Stock set forth opposite the underwriter's name.

Underwriter	Number of Shares
Citigroup Global Markets Inc.	4,780,000
Morgan Stanley & Co. Incorporated	4,620,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,500,000
J.J.B. Hilliard, W.L. Lyons, LLC	100,000
Janney Montgomery Scott LLC	100,000
Ladenburg Thalmann & Co. Inc.	100,000
Morgan Keegan & Company, Inc.	275,000
RBC Capital Markets Corporation	325,000
Stifel, Nicolaus & Company, Incorporated	100,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	10,000
David A. Noyes & Company	10,000
Dominick & Dominick LLC	10,000
Howe Barnes Hoefer & Arnett, Inc.	10,000
Huntleigh Securities Corporation	10,000
Muriel Siebert & Co., Inc.	10,000
Newbridge Securities Corporation	10,000
Paulson Investment Company, Inc.	10,000
Southwest Securities, Inc.	10,000
Wedbush Morgan Securities Inc.	10,000
Total	14,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters propose to offer some of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares of Common Stock to dealers at the public offering price less a concession not to exceed $0.60 per share of Common Stock. The sales load the Fund will pay of $0.90 per share of Common Stock is equal to 4.50% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $0.10 per share of Common Stock on sales to other dealers. If all of the shares of Common Stock are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares of Common Stock purchased on or before November 27, 2009.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 1,789,262 additional shares of Common Stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares of Common Stock approximately proportionate to such underwriter's initial purchase commitment.

The Fund has agreed that, for a period of 180 days from the date of this Prospectus, it will not, without the prior written consent of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, on behalf of the underwriters, offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock. Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, in their sole discretion, may release any of the securities subject to this lock-up agreement at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event.

Prior to this offering, there has been no public market for the Common Stock. Consequently, the initial public offering price for the shares of Common Stock was determined by negotiation among the Fund, LMPFA, Western Asset and the representatives. There can be no assurance, however, that the price at which the shares of Common Stock will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Stock will develop and continue after this offering. The Fund's Common Stock has been approved for listing on the NYSE, subject to notice of issuance. The trading or "ticker" symbol is "GDO."

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional shares of Common Stock.

	Per Share		Total
	No Exercise	Full Exercise	No Exercise	Full Exercise
Public offering price	$20.00	$20.00	$280,000,000	$315,785,240
Sales load	$0.90	$0.90	$12,600,000	$14,210,336
Expenses payable by the Fund	$0.04	$0.04	$560,000	$631,570
Proceeds, after expenses, to the Fund	$19.06	$19.06	$266,840,000	$300,943,334

The fees described below under "—Additional Compensation to be Paid by LMPFA" are not reimbursable to LMPFA by the Fund and are therefore not reflected in the expenses payable by the Fund in the table above.

The expenses of the offering payable by the Fund are estimated at $560,000. LMPFA has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per share of Common Stock.

In connection with the requirements for listing the Common Stock on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares of Common Stock to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares of Common Stock.

In connection with the offering, the underwriters may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

•  Short sales involve secondary market sales by the underwriters of a greater number of shares than they are required to purchase in the offering.

o  "Covered" short sales are sales of shares in an amount up to the number of shares represented by the underwriters' over-allotment option.

o  "Naked" short sales are sales of shares in an amount in excess of the number of shares represented by the underwriters' over-allotment option.

•  Covering transactions involve purchases of shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.

o  To close a naked short position, the underwriters must purchase shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

o  To close a covered short position, the underwriters must purchase shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of shares to close the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

•  Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters, in covering short positions or making stabilizing purchases, repurchase shares originally sold by that syndicate member.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the shares. They may also cause the price of the shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares of Common Stock to the underwriters for sale to their online brokerage account holders. The representatives will allocate shares of Common Stock to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

The Fund, LMPFA and Western Asset have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Prior to the public offering of shares of Common Stock, LMPFA will purchase shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, LMPFA owned 100% of the outstanding shares of Common Stock. LMPFA may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of Common Stock, which is expected to occur as of the completion of the offering of Common Stock.

Certain underwriters have performed investment banking, commercial banking and advisory services for LMPFA, Western Asset and their affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Fund, LMPFA, Western Asset and their affiliates in the ordinary course of business.

Additional Compensation to be Paid by LMPFA

LMPFA (and not the Fund) has agreed to pay, from its own assets, an upfront marketing and structuring fee to Citigroup Global Markets Inc. in the amount of $1,613,645.70 (which amount will not exceed 0.58% of gross proceeds), an upfront marketing and structuring fee to Morgan Stanley & Co. Incorporated in the amount of $1,567,107.60 (which amount will not exceed 0.56% of gross proceeds), and an upfront marketing and structuring fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated in the amount of $1,153,679.40 (which amount will not exceed 0.42% of gross proceeds). In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the marketing and structuring fees will be earned by and paid to Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated by LMPFA for advice to LMPFA relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) possible fixed income diversification and concentration approaches to consider in light of today's market, (ii) the amount and nature of leverage that could be accepted by the potential investor community, (iii) marketing issues with respect to the Fund investing in non-investment grade securities, (iv) the amount of corporate securities and other structured credits invested in by the Fund, (v) the amount of non-U.S. securities invested in by the Fund and (vi) the overall marketing and positioning for the Fund's initial public offering. These services provided by Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated to LMPFA are unrelated to LMPFA's function of providing administrative and management services to the Fund and to Western Asset's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

As part of the Fund's payment of the Fund's offering expenses, the Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. ("FINRA") of the terms of the sale of the Common Stock, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the underwriters in connection with presentations to prospective purchasers of the Common Stock. Such expenses will not exceed $50,600 in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The reimbursable expenses described in the preceding paragraph will not exceed $50,600 in the aggregate, which amount will not exceed 0.019% of gross proceeds. The marketing and structuring fees to be paid by LMPFA to Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed $4.4 million in the aggregate. Total compensation to the underwriters will not exceed 6.2% of gross proceeds.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company LLC, Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, stockholder services and dividend paying agent is American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York and for the underwriters by Davis Polk & Wardwell LLP, New York, New York. Simpson Thacher & Bartlett LLP and Davis Polk & Wardwell LLP may rely as to certain matters of Maryland law on the opinion of DLA Piper LLP (US).

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives	1

Investment Restrictions	1

Investment Policies and Techniques	4

Management of the Fund	36

Investment Manager	42

Portfolio Managers	46

Portfolio Transactions and Brokerage	49

Net Asset Value	50

General Information	51

Repurchase of Fund Shares; Conversion to an Open-End Fund	51

Tax Matters	51

Control Persons and Principal Holders Of Securities	58

Independent Registered Public Accounting Firm	58

Custodian	58

Additional Information	58

Report of Independent Registered Public Accounting Firm	59

Financial Statements	60

Appendix A—Description of S&P, Moody's and Fitch Ratings	A-1

Appendix B—Proxy Voting Policy of Legg Mason Partners Fund Advisor, LLC	B-1

Appendix C—Proxy Voting Policies and Procedures of Western Asset Management Company	C-1

Appendix D—Proxy Voting Policies and Procedures of Western Asset Management Company Pte. Ltd.	D-1

Appendix E—Proxy Voting Policies and Procedures of Western Asset Management Company Ltd.	E-1

Appendix F—Proxy Voting Policies and Procedures of Western Asset Management Company Limited	F-1

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14,000,000 Shares

Western Asset Global Corporate
Defined Opportunity Fund Inc.

PROSPECTUS
November 23, 2009

CITI

MORGAN STANLEY

BofA MERRILL LYNCH

J.J.B. HILLIARD, W.L. LYONS, LLC

JANNEY MONTGOMERY SCOTT LLC

LADENBURG THALMANN & CO. INC.

MORGAN KEEGAN & COMPANY, INC.

RBC CAPITAL MARKETS

STIFEL NICOLAUS

Until December 18, 2009 (25 days after the date of this Prospectus) all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer's obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

Western Asset Global Corporate Defined Opportunity Fund Inc.

STATEMENT OF ADDITIONAL INFORMATION

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) is a newly organized, non-diversified, limited term, closed-end management investment company.

This Statement of Additional Information relating to common stock of the Fund (“Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated November 23, 2009, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at 55 Water Street, New York, NY 10041 or by visiting the Fund’s website (http://www.leggmason.com/cef).  The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information.  Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated November 23, 2009.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives	1
Investment Restrictions	1
Investment Policies and Techniques	4
Management of the Fund	36
Investment Manager	42
Portfolio Managers	46
Portfolio Transactions and Brokerage	49
Net Asset Value	50
General Information	51
Repurchase of Fund Shares; Conversion to an Open-End Fund	51
Tax Matters	51
Control Persons and Principal Holders Of Securities	58
Independent Registered Public Accounting Firm	58
Custodian	58
Additional Information	58
Report of Independent Registered Public Accounting Firm	59
Financial Statements	60
Appendix A—Description of S&P, Moody’s and Fitch Ratings	A-1
Appendix B—Proxy Voting Policy of Legg Mason Partners Fund Advisor, LLC	B-1
Appendix C—Proxy Voting Policies and Procedures of Western Asset Management Company	C-1
Appendix D—Proxy Voting Policies and Procedures of Western Asset Management Company Pte. Ltd.	D-1
Appendix E—Proxy Voting Policies and Procedures of Western Asset Management Company Ltd.	E-1
Appendix F—Proxy Voting Policies and Procedures of Western Asset Management Company Limited	F-1

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INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.  There can be no assurance the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objectives are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities of the Fund.  For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without stockholder approval. Except with respect to the Fund’s ability to borrow under subparagraph (8) below, if a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

(1)           issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as otherwise described in the Prospectus;

(2)           make loans to other persons, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3)           underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities;

(4)           invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(5)           purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein;

(6)           purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(7)           make short sales of securities or purchase any securities on margin, except as described under the heading “The Fund’s Investments” in the Prospectus; and

1

(8)           borrow money, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (2) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (3) above, a technical provision of the 1933 Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (3) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of applying the limitation set forth in subparagraph (4) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks

2

because the Fund’s performance would be largely dependent on that industry’s performance. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers).

With respect to the limitation regarding the purchase or sale of commodities, commodity futures contracts or commodity options set forth in subparagraph (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (8) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

Except with respect to the Fund’s ability to borrow under subparagraph (8) above, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Western Asset Management Company (“Western Asset”) to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until Western Asset determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, Western Asset will treat the security as being in the highest rating category.

The Fund may not change its policy to invest at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities unless it provides stockholders with at least 60 days’ written notice of such change.

3

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 40% of its Managed Assets in fixed income securities of foreign issuers organized or having a principal place of business outside of the United States, including in emerging market countries. A “foreign issuer” is a company, government or agency which is organized or has a principal place of business outside of the United States. The Fund may invest up to 35% of its Managed Assets in fixed income securities rated below “investment grade” (commonly referred to as “high yield” securities or “junk bonds”) at the time of purchase or if unrated, are determined to be of comparable quality by Western Asset. Fixed Income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Portfolio Composition

Corporate Bonds

The Fund may invest in corporate bonds.  Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objectives and policies as described in the Prospectus.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality.  Corporate bonds rated below investment grade quality (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch) are commonly referred to as “high yield” securities or “junk bonds.”  Issuers of securities rated Ba1/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated Baa3 or BBB- or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Western Asset’s research and analysis when investing in these securities.

4

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the bond market.  If the Fund invests a significant portion of its Managed Assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the corporate bonds market.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior

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Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or determined by Western Asset to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries and/or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios

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and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower’s compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under the Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior

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Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Western Asset anticipates that prepayments generally will not materially affect the Fund’s performance because the Fund typically should be able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

From time to time, Legg Mason, Inc. (“Legg Mason”) and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund.

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For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of Western Asset, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Western Asset will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Securities Rated Below Investment Grade (High Yield or Junk Bonds)

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

Changes by recognized rating services in their ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those

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organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. See “Risks — Below Investment Grade (High Yield) Securities Risk” in the Prospectus.

U.S. Government Obligations

Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal

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Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of Western Asset, are deemed creditworthy. Western Asset will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so.  The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

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The Board of Directors of the Fund has determined that Rule 144A securities may be considered liquid securities if so determined by Western Asset. Western Asset has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Western Asset may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Western Asset will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes and other financial instruments; enter into interest rate transactions, forward transactions, equity or debt swaps and

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related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that Western Asset determines that they are consistent with the applicable Fund’s investment objectives and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies or combinations thereof.

The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (“CFTC”)), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter,

(i)            its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

(ii)           the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). For instance, the Fund will use Derivatives only to the extent such Derivatives are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures Contracts.  The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations

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promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts.   The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when Western Asset expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities

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called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options.  In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying

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investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to

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protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a

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cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Western Asset must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. See “Risks — Counterparty Risk” in the Prospectus. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that Western Asset deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objectives and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts.  The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the

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option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.  The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties Western Asset deems to be creditworthy. Western Asset will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Western Asset has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Western Asset is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if Western Asset is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by Western Asset based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund may invest in derivative instruments, such as interest rate and equity swap transactions; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets.  For the purposes of this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Interest rate and equity swap transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when Western Asset deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it

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may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities.  The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of Western Asset, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on Western Asset’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors.  Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of

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the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.   See “Use of Leverage” in the Prospectus.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when Western Asset deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk” in the Prospectus.

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors,(2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

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Use of Segregated and Other Special Accounts.  Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that

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its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no

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comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies.

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Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

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Foreign Currency Transactions

The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “—Derivatives” above), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and Western Asset may decide not to use hedging transactions that are available.

A currency forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of assets determined to be liquid by Western Asset in accordance with procedures established by the Board of Directors, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.  If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if Western Asset believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

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Proxy Hedge.  Western Asset might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.  When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Obligations of Supranational Entities

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new

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money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

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Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of mortgage-backed securities that Western Asset believes may assist it in achieving the Fund’s investment objectives.

Yield Characteristics.  Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities.  Mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

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The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.  Fannie Mae is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development.  Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities.

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Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

The U.S. government has provided financial support to Fannie Mae and Freddie Mac but there can be no assurance that it will support the or other government sponsored entities in the future.

Structured Instruments

The Fund may invest in structured instruments.  They generally consist of, but are not limited to, a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the Fund may invest include: (1) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (2) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company

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(i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive securities available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein.  The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.

During the period in which the net proceeds of the offering of Common Stock are being invested, the proceeds from the issuance of Preferred Stock, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which LMPFA or Western Asset determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. LMPFA’s or Western Asset’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1)                                  Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose

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securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)                                  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)                                  Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, or if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Western Asset monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Western Asset does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)                                  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market

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for such notes. However, they are redeemable by the Fund at any time. Western Asset will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(5)                                  The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6)                                  The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7)                                  The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. Starting with the first annual meeting of stockholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes — Class I, Class II and Class III— as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following the year of their election or the election and qualification of their successors.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS*
R. Jay Gerken, CFA Legg Mason Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, CEO, President and Director	Since Inception Class II	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005).	136	Trustee, Consulting Group Capital Markets Fund (2002-2006)

NON-INTERESTED DIRECTORS:
Carol L. Colman c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since Inception Class I	President, Colman Consulting Co.	20	None

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Daniel P. Cronin c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since Inception Class I	Retired; formerly, Associate General Counsel, Pfizer, Inc.	20	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Director and Member of Audit and Nominating Committees	Since Inception Class I	Vice President and Dean of College of Liberal Arts at Drew University; Professor of Italian & French languages, Drew University (since 1984)	20	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of Audit and Nominating Committees	Since Inception Class II	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	20	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Director and Member of Audit and Nominating Committees	Since Inception Class II	President, W.R. Hutchinson & Associates Inc. (oil industry consulting); formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	20	Director of Associated Banc-Corp.

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Audit and Nominating Committees	Since Inception Class III	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	20	None

Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason, Inc. 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Audit and Nominating Committees	Since Inception Class III	Henry J. Braker Professor of Commercial Law; formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

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*Mr. Gerken is an “interested person” as defined in the 1940 Act because he is an officer of LMPFA and certain of its affiliates.

(1)          Beginning with the first annual meeting of stockholders of the Fund (the “first annual meeting”) and if at such time, the number of directors shall be three (3) or more, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the first annual meeting, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)          The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2008. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)

Non-Interested Directors:
Carol L. Colman	None	Over $100,000
Daniel P. Cronin	None	Over $100,000
Paolo M. Cucchi	None	$10,001-$50,000
Leslie H. Gelb	None	None
William R. Hutchinson	None	Over $100,000
Dr. Riordan Roett	None	$1-$10,000
Jeswald W. Salacuse	None	$10,001-$50,000

Interested Directors:
R. Jay Gerken	None	Over $100,000

(1)          The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by LMPFA, Western Asset, or any person directly or indirectly controlling, controlled by, or under common control with LMPFA or Western Asset as of December 31, 2008.

The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Director Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation.

Director	Aggregate Compensation From the Fund(1)	Total Compensation From the Fund and Fund Complex Paid to Directors
R. Jay Gerken	$0	$0
Carol L. Colman	$5,800	$215,000
Daniel P. Cronin	$5,800	$215,000
Paolo M. Cucchi	$5,800	$215,000
Leslie H. Gelb	$5,800	$215,000
William R. Hutchinson	$6,100	$239,000
Dr. Riordan Roett	$5,800	$215,000
Jeswald W. Salacuse	$6,300	$240,000

(1)          Based on the estimated compensation to be earned by the independent directors for the 12-month period ending December 31, 2010, representing the Fund’s first full fiscal year, for services to the Fund.

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Independent directors receive $100,000 per annum plus (a) a fee of $20,000 for attendance at each meeting of the Board of Directors in person and (b) a fee of $1,000 for each telephonic meeting of the Board of Directors.  In addition to the payments described above, the independent Chairman of the Board of Directors receives $25,000 and the chairperson of the Audit Committee receives $20,000. The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.

Board Committees

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

The Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, Western Asset, Non-U.S. Sub-Advisers (as defined below) or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. The members of the Audit Committee are Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi, Leslie H. Gelb, William R. Hutchinson, Dr. Riordan Roett and Jeswald W. Salacuse.  The Chairman is William R. Hutchinson.  The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

The Nominating Committee’s principal function is to select and nominate candidates for election as Directors of the Fund.  The members of the Nominating Committee are Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi, Leslie H. Gelb, William R. Hutchinson, Dr. Riordan Roett and Jeswald W. Salacuse.  The Chairman is Daniel P. Cronin.  Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of either Fund’s Nominating Committee. The Nominating Committee may accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee for the Fund’s Board should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

The members of the Pricing Committee are any one “interested” and any one “disinterested” director of the Fund. The members of the Pricing Committee are R. Jay Gerken and any of the non-interested directors listed above. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Stock sold by the Fund.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified.  In addition to Mr.

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Gerken, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kaprel Ozsolak Legg Mason & Co. 55 Water Street New York, NY 10041 Birth Year: 1965	Treasurer and Chief Financial Officer	Since Inception

Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004).

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since Inception

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004).

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since Inception

Director of Global Compliance at Legg Mason & Co. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. or its predecessors (2002-2005); prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Thomas S. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since Inception

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason.

Steven Frank Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1967	Controller	Since Inception

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005).

Albert Laskaj Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1977	Controller	Since Inception

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005).

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INVESTMENT MANAGER

Investment Manager and Subadvisers

The Fund retains Legg Mason Partners Fund Advisor, LLC (“LMPFA”) to act as its investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason. LMPFA serves as the investment manager to numerous individuals and institutions and other investment companies. The investment management agreement (the “Management Agreement”) between LMPFA and the Fund provides that LMPFA will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board and the objective and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, LMPFA manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Pursuant to a sub-advisory agreement, LMPFA has delegated the day-to-day portfolio management of the Fund to Western Asset (the “Sub-Advisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason. Investment decisions for the Fund are made independently from those of other funds or accounts managed by Western Asset. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

In connection with Western Asset’s service to the Fund, Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited” and, together with Western Singapore and Western Japan, the “Non-U.S. Subadvisers” and individually, each a “Non-U.S. Subadviser”) will provide certain subadvisory services to the Fund pursuant to sub-advisory agreements with each of Western Singapore, Western Japan and Western Asset Limited (collectively, the “Non-U.S. Sub-Advisory Agreements”).

Western Singapore, Western Japan and Western Asset Limited are responsible, generally, for managing Asian (excluding Japan), Japanese, and global and non-U.S. dollar fixed income mandates, respectively.

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Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-  Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.  Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square,  Primrose Street, London EC2A2EN.

Western Asset will pay each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited will receive a fee from Western Asset payable monthly, in an amount equal to 0.56% of the Fund’s daily average Managed Assets related to the Fund’s assets that Western Asset allocates to each of the Non-U.S. Subadvisers.

Each of the Management Agreement, the Sub-Advisory Agreement and the Non-U.S. Sub-Advisory Agreements have an initial term of two years and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Board with such disinterested Directors casting votes in person at a meeting called for such purpose. The Board or the holders of a majority of the Fund’s shares may terminate the Management Agreement on sixty days’ written notice without penalty and LMPFA may terminate the agreement on ninety days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).  The Sub-Advisory Agreement may be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset, or by Western Asset upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and Western Asset.  The Sub-Advisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

Each of the Non-U.S. Sub-Advisory Agreements may be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Non-U.S. Subadviser, or by the Non-U.S. Subadviser upon not less than 90 days’ written notice to the Fund and Western Asset, and will be terminated upon the mutual written consent of Western Asset and the Non-U.S. Subadviser. Each of the Non-U.S. Sub-Advisory Agreements terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Sub-Advisory Agreement and the Non-U.S. Sub-Advisory Agreements, none of LMPFA, Western Asset and the Non-U.S. Subadvisers, respectively, will be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of LMPFA, Western Asset or the Non-U.S. Subadvisers, as the case may be, or from reckless disregard by them of their obligations and duties under the relevant agreement.

Each of Western Singapore, Western Japan and Western Asset Limited is a corporation organized under the laws of Singapore, Japan and England, respectively.  Each Non-U.S. Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended and has irrevocably designated the Secretary of the U.S. Securities and Exchange Commission, as its

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agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that the Non-U.S. Sub-Advisers will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against any Non-U.S. Sub-Adviser.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, LMPFA, Western Asset and the Non-U.S. Subadvisers have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund, LMPFA, Western Asset and the Non-U.S. Subadvisers are on file with the SEC.  These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, Western Asset or the Non-U.S. Subadvisers, the Fund’s Board has delegated proxy voting discretion to LMPFA, Western Asset and/or the Non-U.S. Subadvisers, believing that LMPFA, Western Asset and/or the Non-U.S. Subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Fund to Western Asset through its contracts with Western Asset, with respect to assets that are allocated to the Non-U.S. Subadvisers, Western Asset delegates responsibility for voting proxies to the Non-U.S. Subadviser to whom the assets are delegated. Each of Western Asset and the Non-U.S. Subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset or the Non-U.S. Subadvisers to provide investment advisory services, LMPFA shall utilize

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the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and the Non-U.S. Subadvisers and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s proxy voting policy governs in determining how proxies relating to the Fund’s portfolio securities are voted and is attached as Appendix B hereto. Western Asset’s proxy voting policy is attached as Appendix C hereto. The voting policies of Western Singapore, Western Japan and Western Asset Limited are attached hereto as Appendix D, E and F, respectively. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/cef and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

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PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of September 30, 2009.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh	112 registered investment companies with $187.7 billion in total assets under management	227 other pooled investment vehicles with $110.9 billion in assets under management	861 other accounts with $207.7 billion in total assets under management
		7 other pooled investment vehicles that charge a performance fee with approximately $1.1 billion in total assets under management	94 other accounts that charge a performance fee with approximately $25.5 billion in total assets under management

Michael Buchanan	17 registered investment companies with $9.6 billion in total assets under management	8 other pooled investment vehicles with $4.0 billion in assets under management	15 other accounts with $2.3 billion in total assets under management

S. Kenneth Leech	112 registered investment companies with $187.7 billion in total assets under management	227 other pooled investment vehicles with $110.9 billion in assets under management	861 other accounts with $207.7 billion in total assets under management
		7 other pooled investment vehicles that charge a performance fee with approximately $1.1 billion in total assets under management	94 other accounts that charge a performance fee with approximately $25.5 billion in total assets under management

Keith Gardner	5 registered investment companies with $1.2 billion in total assets under management	7 other pooled investment vehicles with $0.6 billion in assets under management	No other accounts
1 other pooled investment vehicle that charges a performance fee with approximately $ 0.1 billion in total assets under management

Andrew Belshaw	No registered investment companies	2 other pooled investment vehicles with $0.1 billion in assets under management	13 other accounts with $24 billion in total assets under management 3 other accounts that charge a performance fee with approximately $0.3 billion in total assets under management

Ryan Brist	4 registered investment companies with $1.1 billion in total assets under management	4 other pooled investment vehicles with $0.4 billion in assets under management	18 other accounts with $6.4 billion in total assets under management
		1 other pooled investment vehicle that charges a performance fee with approximately $0.1 billion in total assets under management	2 other accounts that charge a performance fee with approximately $0.2 billion in total assets under management

Dipankar Shewaram	No registered investment companies	7 other pooled investment vehicles with $0.9 billion in assets under management	29 other accounts with $10.4 billion in total assets under management
8 other accounts that charge a performance fee with approximately $2.1 billion in total assets under management

(1)          The numbers above reflect the overall number of portfolios managed by employees of Western Asset.  Mr. Walsh is involved in the management of all Western Asset’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation

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reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The Subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The LMPFA, the Subadviser, the Non-U.S. Subadvisers and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, the Subadviser, the Non-U.S. Subadvisers and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, the Subadvisers may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, each Subadviser’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

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Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the LMPFA’s or a Subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of the Fund as of June 30, 2009.

Portfolio Manager	Dollar Range of Securities Beneficially Owned

Stephen A. Walsh	None
Michael Buchanan	None
S. Kenneth Leech	None
Keith Gardner	None
Andrew Belshaw	None
Ryan Brist	None
Dipankar Shewaram	None

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, LMPFA is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While LMPFA, Western Asset and the Non-U.S. Subadvisers generally seek the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to LMPFA, Western Asset and the Non-U.S. Subadvisers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by LMPFA, Western Asset and the Non-U.S. Subadvisers under the Fund’s Management Agreement and Sub-Advisory Agreements, and the expenses of LMPFA, Western Asset and the Non-U.S. Subadvisers will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by LMPFA, Western Asset, the Non-U.S. Subadvisers or their affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which LMPFA, Western Asset or the Non-U.S. Subadvisers believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, LMPFA, Western Asset or the Non-U.S. Subadvisers may aggregate the securities to be sold or

49

purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and their stockholders.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of shares of Common Stock outstanding.  Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate fixed income securities, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities.  The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade.  Under the Fund’s valuation policies and procedures, the Fund values its short-term investments at amortized cost when the security has 60 days or less to maturity which the Board believes under normal circumstances represents the fair value of those securities. Determination of the Common Stock’s net asset value is made in accordance with generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

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GENERAL INFORMATION

Certain Provisions in the Articles of Incorporation and By-Laws

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. As described more completely in the Prospectus, starting with the first annual meeting of stockholders, the Articles divide the Directors into three classes of approximately equal size. As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board. In addition, the By-Laws require that stockholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of stockholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of stockholders unless they have provided such advance notice to the Fund.

REPURCHASE OF FUND SHARES; CONVERSION TO AN OPEN-END FUND

Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption.  In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.  Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

TAX MATTERS

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be

51

relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term

52

capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain) even if such income were distributed to its stockholders and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to stockholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits.  Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.  Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to

53

certain qualified dividend income received by non-corporate stockholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.  Stockholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Common Stock

Upon the sale or other disposition of Common Stock (including at termination of the Fund), a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for non-corporate taxpayers is 15% (with lower rates for non-corporate taxpayers in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of Common Stock pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Internal

54

Revenue Service Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Securities

The Fund may invest a portion of its Managed Assets in below investment grade (high yield) securities, commonly known as “high yield” securities or “junk bonds.”  Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

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Market Discount Securities

Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

The Fund currently intends to make the election to accrue market discount on a current basis.  If this election is made, the accrued market discount will be included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.  Moreover, since the accrued market discount included in the Fund’s income will increase the Fund’s basis in the applicable securities (i.e., those with market discount), the Fund may realize a capital loss upon the maturity or other disposition of such securities.  The deductibility of capital losses is subject to limitations and the Fund may not be able to utilize any capital losses that it generates.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass-through” to the Fund’s stockholders the amount of foreign taxes paid by the Fund.   If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax.  For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by a non-corporate stockholder who does not itemize deductions.  In certain circumstances, a stockholder that has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its stockholders.   Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31%. Corporate stockholders

56

and certain other stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder furnishes the Internal Revenue Service with the required information.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.  The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. The Fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”  Such a foreign stockholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.  However, a foreign stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign stockholder, the Fund may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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Other Taxation

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Legg Mason, Inc. is currently the sole stockholder of the Fund, and therefore a control person. However, it is anticipated that Legg Mason, Inc. will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing and limited tax services to the Fund.  KPMG LLP is located at 345 Park Avenue, New York, New York, 10154.

CUSTODIAN

The custodian of the assets of the Fund is State Street Bank and Trust Company LLC, located at Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Investors
Western Asset Global Corporate Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities (in Organization) of Western Asset Global Corporate Defined Opportunity Fund Inc. as of October 5, 2009, and the related statement of operations (in Organization) for the day ended October 5, 2009. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of October 5, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Asset Global Corporate Defined Opportunity Fund Inc. as of October 5, 2009, and the results of its operations for the day ended October 5, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2009

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FINANCIAL STATEMENTS

Western Asset Global Corporate Defined Opportunity Fund Inc.
STATEMENT OF ASSETS AND LIABILITIES (in Organization)
October 5, 2009

Assets

Cash	$100,000
Offering Costs	500,000
Receivable from Advisor	25,000
Total assets	625,000
Liabilities

Accrued offering costs	500,000
Payable for organizational expenses	25,000
Total liabilities	525,000

Total Net Assets	$100,000

Net Assets
Par value ($0.001 par value; 100,000,000 shares authorized, 5,235.602 shares outstanding)	$5
Paid-in capital in excess of par value	99,995
Total Net Assets	$100,000

Net Asset Value	$19.10

See Accompanying Notes to Financial Statements

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Western Asset Global Corporate Defined Opportunity Fund Inc.

STATEMENT OF OPERATIONS (in Organization)

For the day ended October 5, 2009

Investment Income

Investment Income	$—

Expenses

Organizational expenses	25,000

Total expense	25,000

Less: Fee waivers and expense reimbursements	(25,000)

Net expenses	—

Net investment income	$—

See Accompanying Notes to Financial Statements

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Western Asset Global Corporate Defined Opportunity Fund Inc.

Notes to Financial Statements

October 5, 2009

Note 1 — Organization

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) is a newly organized, non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on October 5, 2009. The Fund has not yet commenced investment operations.

Note 2 — Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Organization Costs

Organizational costs are expensed by the Fund as incurred. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) will reimburse the Fund for all organizational expenses.

Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year.

Note 3 — Management Agreement and Transactions with Affiliates

LMPFA will be the Fund’s investment manager (the “Manager”). The Manager will receive an annual fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding.

Western Asset Management Company will be the Fund’s subadviser (the “Subadviser”). The Subadviser will receive a subadvisory fee from the Manager, payable monthly, in an amount equal to 70% of the fee paid to the Manager by the Fund. No advisory fee will be paid by the Fund directly to the Subadviser.

Certain officers and one director of the Fund are employees of Legg Mason Inc. (“Legg Mason”) or its affiliates and do not receive compensation from the Fund.

62

Note 4 — Organization and Offering Costs

The Manager has agreed to pay (i) all of the Fund’s organizational costs (estimated to be $25,000) and (ii) all of the Fund’s offering costs (other than sales load) that exceed $0.04 per common share. The Fund will pay all of the offering costs up to and including $0.04 per common share. Assuming an offering of 12,500,000 common shares for $20, the total offering costs are estimated to be approximately $1,097,000, $500,000 of which would be borne by the Fund and $597,000 of which would be paid by the Manager. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual organizational and offering expenses to be paid by the Fund may vary substantially from these estimates. The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the common shares upon commencement of Fund operations.

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APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS †

†

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied BBB- rating.

B

Bonds rated “B” have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Bonds rated “CCC” have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Bonds rated “CC” are typically subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C

Bonds rated “C” are typically subordinated to senior debt which is assigned an actual or implied CC debt rating. The rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continuing.

C1	reserved for income bonds on which no interest is being paid.

D

Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

p

indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L

indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’):

Investment Grade Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade Long-Term Credit Ratings

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CCC’ rating indicates that default is a real possibility. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B	Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings for Fitch:

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies.  LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940.  LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  The authority to vote the proxies of our clients is established through investment management agreements or comparable documents.  In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare.  However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.             Proxies are reviewed to determine accounts impacted.

b.             Impacted accounts are checked to confirm Western Asset voting authority.

c.             Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.             If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.             Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.              Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.             A copy of Western Asset’s policies and procedures.

b.             Copies of proxy statements received regarding client securities.

c.             A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.             Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.             A proxy log including:

1.             Issuer name;

2.             Exchange ticker symbol of the issuer’s shares to be voted;

3.             Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.             A brief identification of the matter voted on;

5.             Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.             Whether a vote was cast on the matter;

7.             A record of how the vote was cast; and

8.             Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.             Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.             Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.             Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.              Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.             Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.             Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.             Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.             Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.             Votes are cast on a case-by-case basis in contested elections of directors.

2.             Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.             Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.             Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.             Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.             Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.             Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.             Western Asset votes for proposals relating to the authorization of additional common stock.

b.             Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.             Western Asset votes for proposals authorizing share repurchase programs.

4.             Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.             Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.             Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.             Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.             Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.             Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.             Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.            Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.             Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.             Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.             Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.           Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.             Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.             Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.           Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.             Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.             Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.             Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.             Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client.  The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.  Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client.  If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

Western Asset Management Company Pte. Ltd. (“WAMC”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

POLICY

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.                                       Proxies are reviewed to determine accounts impacted.

b.                                      Impacted accounts are checked to confirm Western Asset voting authority.

c.                                       Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.                                      If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.                                       Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.                                         Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.                                       A copy of Western Asset’s policies and procedures.

b.                                      Copies of proxy statements received regarding client securities.

c.                                       A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.                                      Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.                                       A proxy log including:

1.               Issuer name;

2.               Exchange ticker symbol of the issuer’s shares to be voted;

3.               Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.               A brief identification of the matter voted on;

5.               Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.               Whether a vote was cast on the matter;

7.               A record of how the vote was cast; and

8.               Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.                                                                 Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.                                       Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.                                      Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.                                       Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.                                      Votes are cast on a case-by-case basis in contested elections of directors.

2.               Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.               Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.              Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.               Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.              Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.               Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.               Western Asset votes for proposals relating to the authorization of additional common stock.

b.              Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.               Western Asset votes for proposals authorizing share repurchase programs.

4.               Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.               Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.               Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.              Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.               Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.                   Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.                  Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.                                                             Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.             Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.             Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.             Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.                                                    Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.             Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.             Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.                                                    Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.             Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.             Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.             Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.             Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY LTD.

PROXY VOTING POLICIES AND PROCEDURES

POLICIES

As a fixed income only manager, the occasion to vote proxies for Western Asset Management Company Ltd. (“WAMJ”) is very rare.  However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting.  The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to

Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.                                       Proxies are reviewed to determine accounts impacted.

b.                                      Impacted accounts are checked to confirm WAMJ voting authority.

c.                                       Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.                                      If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.                                       Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.                                         Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies.  These records include:

a.                                       A copy of WAMJ’s policies and procedures.

b.                                      Copies of proxy statements received regarding client securities.

c.                                       A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.                                      Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.                                       A proxy log including:

1.               Issuer name;

2.               Exchange ticker symbol of the issuer’s shares to be voted;

3.               Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.               A brief identification of the matter voted on;

5.               Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.               Whether a vote was cast on the matter;

7.               A record of how the vote was cast; and

8.               Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are documented and clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.                                         Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.               Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.              Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.               Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.              Votes are cast on a case-by-case basis in contested elections of directors.

2.               Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.               Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.              WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.               WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.              Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.               Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.               WAMJ votes for proposals relating to the authorization of additional common stock.

b.              WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.               WAMJ votes for proposals authorizing share repurchase programs.

4.               Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.               Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.               WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.              WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.               Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.               WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.              WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

II.                                     Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.               WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.               WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

3.               WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.                                 Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.               WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.               WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.                                 Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.               WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.               WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.               WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

APPENDIX F

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING POLICIES AND PROCEDURES

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare.  However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions.  Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.                                       Proxies are reviewed to determine accounts impacted.

b.                                      Impacted accounts are checked to confirm Western Asset voting authority.

c.                                       As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.                                      If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.                                       Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.                                         The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.                                       A copy of Western Asset’s policies and procedures.

b.                                      Copies of proxy statements received regarding client securities.

c.                                       A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.                                      Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.                                       A proxy log including:

1.               Issuer name;

2.               Exchange ticker symbol of the issuer’s shares to be voted;

3.               Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.               A brief identification of the matter voted on;

5.               Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.               Whether a vote was cast on the matter;

7.               A record of how the vote was cast; and

8.               Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the Firm’s Part II of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.                                         Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.               Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.              Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.               Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.              Votes are cast on a case-by-case basis in contested elections of directors.

2.               Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.               Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.              Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.               Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.              Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.               Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.               Western Asset votes for proposals relating to the authorisation of additional common stock.

b.              Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.               Western Asset votes for proposals authorizing share repurchase programs.

4.               Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.               Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.               Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.              Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.               Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.                   Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.                  Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.                                                        Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.                                      Western Asset votes for shareholder proposals to require shareholder approval of     shareholder rights plans.

2.                                      Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.                                      Western Asset votes on a case-by-case basis on other shareholder proposals where the Firm is otherwise withholding votes for the entire board of directors.

III.                                                    Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.                                      Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.                                      Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.                                                    Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.                                      Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.                                       Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.                                      Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.                                      Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.